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                                                                  Exhibit 23 (a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 15, 1998 included in Jo-Ann Stores, Inc.'s Form 10-K for the year ended January 31, 1998 and to all references to our Firm included in this registration statement.




Arthur Andersen LLP
Cleveland, Ohio
February 16, 1999